UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 20, 2006
INTERWOVEN, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27389	77-0523543
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

803 11TH Avenue Sunnyvale, CA (Address of principal executive offices)	94089 (Zip code)
Registrant’s telephone number, including area code: (408) 774-2000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On July 20, 2006, Interwoven, Inc. issued a press release announcing its consolidated financial results for the three and six months ended June 30, 2006. A copy of the press release is furnished herewith as Exhibit 99.1.
     The press release furnished under Item 9.01 of this Current Report on Form 8-K includes measures of operating results, net income (loss), net income (loss) per share and shares used in net income (loss) per share calculation, which are adjusted to exclude restructuring charges, stock-based compensation, amortization of intangible assets, certain non-recurring costs and the related tax impact of these adjustments and to include the dilutive impact of common stock options, and a reconciliation of Interwoven’s results prepared in accordance with accounting principles generally accepted in the United States of America to those non-GAAP results. These non-GAAP results are not in accordance with, or an alternative for, results prepared in accordance with accounting principles generally accepted in the United States of America, and the company’s non-GAAP measures may be different from non-GAAP measures used by other companies. Interwoven believes that the presentation of non-GAAP results provides useful information to management and investors regarding underlying trends in its consolidated financial condition and results of operations. Interwoven also believes that where the adjustments used in calculating non-GAAP net income and non-GAAP net income per share are based on specific, identified charges that impact different line items in the consolidated statements of operations (including cost of sales-license, cost of sales-support and service, sales and marketing, research and development, and general and administrative expenses), that it is useful to investors to know how these specific line items in the consolidated statements of operations are affected by these adjustments. In particular, as Interwoven begins to apply Statement of Financial Accounting Standard No. 123R (“SFAS No. 123R”), Share-based Payment, it believes that it is useful to investors to understand how the expenses associated with the application of SFAS 123R are reflected on its consolidated statements of operations. For its internal budgets, Interwoven’s management uses consolidated financial statements that do not include restructuring and excess facilities charges, retirement benefit costs associated with retirement of the Company’s Chief Executive Officer, stock-based compensation, amortization of intangible assets, and the related tax impact of these adjustments. Interwoven uses these non-GAAP measures in assessing corporate performance and determining incentive compensation. Readers are advised to review and consider carefully the financial information prepared in accordance with accounting principles generally accepted in the United States of America contained in this press release and Interwoven’s periodic filings with the Securities and Exchange Commission.
     The information contained in this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Section 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit is not incorporated by reference into any filing of Interwoven, Inc., whether made before or after the date hereof and irrespective of any general incorporation language in the filing, unless expressly incorporated by specific reference to such filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated July 20, 2006*

*	This exhibit is furnished with this Current Report on Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Section 11 and 12(a)(2) of the Securities Act of 1933, as amended, and is not incorporated by reference into any filing of Interwoven, Inc., whether made before or after the date hereof and irrespective of any general incorporation language in the filing, unless expressly incorporated by specific reference to such filing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERWOVEN, INC.

	By:	/s/ JOHN E. CALONICO, JR.

July 20, 2006		John E. Calonico, Jr.
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
99.1            Press release dated July 20, 2006. *

*	This exhibit is furnished with this Current Report on Form 8-K and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Section 11 and 12(a)(2) of the Securities Act of 1933, as amended,, and is not incorporated by reference into any filing of Interwoven, Inc., whether made before or after the date hereof and irrespective of any general incorporation language in the filing, unless expressly incorporated by specific reference to such filing.